                                                          Exhibit 99.(e)(1)(iii)

                                    FORM OF
                                 AMENDMENT NO. 1
                                       TO
                                   APPENDIX A
                                       TO
                           SECOND AMENDED AND RESTATED
                  FINANCIAL INTERMEDIARY DISTRIBUTION AGREEMENT

        THIS AMENDMENT to the Second Amended and Restated Financial Intermediary Distribution Agreement dated August 21, 2003 (the "Agreement") between DELAWARE DISTRIBUTORS, L.P. and LINCOLN FINANCIAL DISTRIBUTORS, INC., amended as of the 31st day of October, 2005.

DELAWARE GROUP ADVISER FUNDS                         DELAWARE GROUP GOVERNMENT FUND
Delaware Diversified Income Fund                     Delaware American Government Bond Fund
Delaware U.S. Growth Fund                            Delaware Inflation Protected Bond Fund

DELAWARE GROUP CASH RESERVE                          DELAWARE GROUP INCOME FUNDS
Delaware Cash Reserve Fund                           Delaware Corporate Bond Fund
                                                     Delaware Delchester Fund
DELAWARE GROUP EQUITY FUNDS I                        Delaware Extended Duration Bond Fund
Delaware Balanced Fund                               Delaware High-Yield Opportunities Fund

DELAWARE GROUP EQUITY FUNDS II                       DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
Delaware Large Cap Value Fund                        Delaware Limited-Term Government Fund
Delaware Value Fund
                                                     DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP EQUITY FUNDS III                      Delaware Tax-Free Pennsylvania Fund
Delaware American Services Fund
Delaware Small Cap Growth Fund                       DELAWARE GROUP TAX FREE FUND
Delaware Trend Fund                                  Delaware Tax-Free Insured Fund
                                                     Delaware Tax-Free USA Fund
DELAWARE GROUP EQUITY FUNDS IV                       Delaware Tax-Free USA Intermediate Fund
Delaware Diversified Growth Fund
Delaware Growth Opportunities Fund                   DELAWARE GROUP TAX FREE MONEY FUND
                                                     Delaware Tax-Free Money Fund
DELAWARE GROUP EQUITY FUNDS V
Delaware Dividend Income Fund                        DELAWARE INVESTMENTS MUNICIPAL TRUST
Delaware Small Cap Core Fund                         Delaware Tax-Free Florida Insured Fund
Delaware Small Cap Value Fund                        Delaware Tax-Free Missouri Insured Fund
                                                     Delaware Tax-Free Oregon Insured Fund
DELAWARE GROUP FOUNDATION FUNDS
Delaware Balanced Allocation Portfolio               VOYAGEUR INSURED FUNDS
Delaware Growth Allocation Portfolio                 Delaware Tax-Free Arizona Insured Fund
Delaware Income Allocation Portfolio                 Delaware Tax-Free Minnesota Insured Fund

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS          VOYAGEUR INTERMEDIATE TAX FREE FUNDS
Delaware Emerging Markets Fund                       Delaware Tax-Free Minnesota Intermediate Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund

VOYAGEUR MUTUAL FUNDS                                DELAWARE VIP TRUST
Delaware Minnesota High-Yield Municipal Bond Fund    Delaware VIP Balanced Series
Delaware National High-Yield Municipal Bond Fund     Delaware VIP Capital Reserves Series
Delaware Tax-Free California Fund                    Delaware VIP Cash Reserve Series
Delaware Tax-Free Idaho Fund                         Delaware VIP Diversified Income Series
Delaware Tax-Free New York Fund                      Delaware VIP Emerging Markets Series
                                                     Delaware VIP Global Bond Series
VOYAGEUR MUTUAL FUNDS II                             Delaware VIP Growth Opportunities Series
Delaware Tax-Free Colorado Fund                      Delaware VIP High Yield Series
                                                     Delaware VIP International Value Equity Series
VOYAGEUR MUTUAL FUNDS III                            Delaware VIP REIT Series
Delaware Select Growth Fund                          Delaware VIP Select Growth Series
                                                     Delaware VIP Small Cap Value Series
VOYAGEUR TAX FREE FUNDS                              Delaware VIP Trend Series
Delaware Tax-Free Minnesota Fund                     Delaware VIP U.S. Growth Series
                                                     Delaware VIP Value Series
DELAWARE POOLED TRUST
The All-Cap Growth Equity Portfolio
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Global Fixed Income Portfolio
The High-Yield Bond Portfolio
The Intermediate Fixed Income Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II
The Small-Cap Growth Equity Portfolio
The Small-Cap Growth II Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Agreed to and accepted:

DELAWARE DISTRIBUTORS, L.P.                  LINCOLN FINANCIAL DISTRIBUTORS,
By:    DELAWARE DISTRIBUTORS, INC.,          INC.
       General Partner

By:                                          By:
       ---------------------------------            ----------------------------
Name:  Kevin J. Lucey                        Name:  Diane McCarthy
Title: President/Chief Executive Officer     Title: Vice President/
                                                    Chief Financial Officer/
                                                    Chief Administrative Officer